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                                                                    EXHIBIT 99.4

                         CAROLINA TRUCK CONNECTION, INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2003

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                                    CONTENTS

                                                                                                      PAGE
                                                                                                      ----
Independent Auditors' Report on the Financial Statements                                                1

Balance Sheet
  Assets                                                                                                2
  Liabilities and Shareholders' Equity                                                                  3

Statement of Income                                                                                     4

Statement of Retained Earnings                                                                          5

Statement of Cash Flows                                                                                 6

Notes to Financial Statements                                                                         7-9

Independent Auditors' Report on the Supplementary Information                                          10

Supplementary Information
  Schedule of Operating Expenses                                                                       11
  Schedule of General and Administrative Expenses                                                      12

                          INDEPENDENT AUDITORS' REPORT
                           ON THE FINANCIAL STATEMENTS

To the Board of Directors and Shareholders
Carolina Truck Connection, Inc.
Fletcher, NC

We have audited the accompanying balance sheet of Carolina Truck Connection, Inc. as of December 31, 2003, and the related statements of income, retained earnings, and cash flows for the period from inception, January 22, 2003, to December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Carolina Truck Connection, Inc. at December 31, 2003, and the results of its operations and its cash flows for the initial period then ended, in conformity with generally accepted accounting principles in the United States of America.

                               STEPHANS, KUN & CO., P.C.
                               Certified Public Accountants
                               June 24, 2004

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                         CAROLINA TRUCK CONNECTION, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 2003

                         ASSETS

Current Assets
 Cash                                           $ 29,784
 Accounts receivable - trade - no allowance
  for doubtful accounts deemed necessary         244,838
 Driver advances                                   1,800
 Prepaid expenses                                 29,182
                                                --------
  Total current assets                           305,604
                                                --------
Property and Equipment
 Office equipment                                  1,038
 Equipment and vehicles                          462,565
                                                --------
  Total property and equipment                   463,603
 Less accumulated depreciation                    30,063
                                                --------
  Net property and equipment                     433,540
                                                --------
Total Assets                                    $739,144
                                                ========

                 See accompanying notes and accountants' report

                                      ~2~

                         CAROLINA TRUCK CONNECTION, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 2003

                    LIABILITIES

Current Liabilities
 Current portion of long-term debt                     $102,441
 Accounts payable - trade                                21,446
 Accrued and withheld payroll taxes                      20,527
                                                       --------
  Total current liabilities                             144,414
                                                       --------
 Loans from related parties                             142,362
 Long-term debt - net of current portion                296,369
                                                       --------
  Total liabilities                                     583,145
                                                       --------

               SHAREHOLDERS' EQUITY

Capital Stock
 Common stock - no par value, 100,000 shares
   authorized, 1,000 shares issued and outstanding        1,000
 Retained earnings                                      154,999
                                                       --------
  Total shareholders' equity                            155,999
                                                       --------
Total Liabilities and Shareholders' Equity             $739,144
                                                       ========

                 See accompanying notes and accountants' report

                                      ~3~

                         CAROLINA TRUCK CONNECTION, INC.
                               STATEMENT OF INCOME
                                 FOR THE PERIOD
             FROM INCEPTION, JANUARY 22, 2003, TO DECEMBER 31, 2003

Trucking revenue                               $ 1,490,991
Operating expenses                               1,201,690
                                               -----------
  Gross profit                                     289,301
General and administrative expenses                126,557
                                               -----------
   Income from operations                          162,744
                                               -----------
Other Income and (Expense)
  Miscelleneous income                               4,242
  Interest income                                       71
  Interest expense                                 (12,058)
                                               -----------
   Net other expense                                (7,745)
                                               -----------
  Income before provision for income taxes         154,999
  Provision for income taxes                             -
                                               -----------
Net Income                                     $   154,999
                                               ===========

                 See accompanying notes and accountants' report

                                      ~4~

                         CAROLINA TRUCK CONNECTION, INC.
                         STATEMENT OF RETAINED EARNINGS
                                 FOR THE PERIOD
             FROM INCEPTION, JANUARY 22, 2003, TO DECEMBER 31, 2003

Retained earnings - beginning of the period               $        -
  Net income for the period                                  154,999
                                                          ----------
Retained earnings - end of the period                     $  154,999
                                                          ==========

                 See accompanying notes and accountants' report

                                      ~5~

                         CAROLINA TRUCK CONNECTION, INC.
                            STATEMENT OF CASH FLOWS
                                 FOR THE PERIOD
             FROM INCEPTION, JANUARY 22, 2003, TO DECEMBER 31, 2003

Cash Flows From Operating Activities
 Net income                                              $ 154,999
 Adjustment to reconcile net income to net cash
  provided (used) by operating activities
  Depreciation                                              30,063
  Change in current assets (increase) decrease
   Accounts receivable                                    (244,838)
   Other current assets                                    (30,982)
 Change in current liabilities increase (decrease)
  Accounts payable                                          21,446
  Other current liabilities                                 20,527
                                                         ---------
    Net cash provided (used) by operating activities       (48,785)
                                                         ---------
Cash Flows From Investing Activities
 Capital expenditures                                      (33,728)
                                                         ---------
  Net cash provided (used) by investing activities         (33,728)
                                                         ---------
Cash Flows From Financing Activities
 Purchases of common stock                                   1,000
 Net borrowings from related parties                       142,362
 Principal payments on long-term debt                      (31,065)
                                                         ---------
    Net cash provided (used) by financing activities       112,297
                                                         ---------
Net increase (decrease) in cash                             29,784
Cash at beginning of year                                        -
                                                         ---------
Cash at end of year                                      $  29,784
                                                         =========
Supplemental Disclosures:
 Equipment acquired with debt                            $ 429,875
                                                         =========
 Interest paid                                           $  12,058
                                                         =========

                 See accompanying notes and accountants' report

                                      ~6~

                         CAROLINA TRUCK CONNECTION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Business

The Company was incorporated in the State of North Carolina in January, 2003 and operates on a calendar year. The Company is an over the road truckload carrier of general commodities with authority in 48 states. Currently, primary traffic lanes are the southeastern to the upper midwestern United States.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Basis of Accounting

The Company records agency revenue when freight loads are confirmed by bills of lading. Costs and expenses are recorded on the accrual basis.

Fixed Assets and Depreciation

Equipment and vehicles are recorded at cost. Depreciation is computed in accordance the straight-line method over the estimated useful lives of the respective assets. Depreciation lives range from five to seven years.

Income Taxes

The Company is taxed as an S-Corporation for both federal and state purposes. In lieu of federal and state corporate income taxes, the individual shareholders of an S Corporation are taxed on their proportionate share of the company's taxable income. Therefore, no provision for income taxes has been recorded.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Accounts Receivable

The Company has experienced 100% collection of it's accounts receivable, therefore, the Company feels that no allowance for doubtful accounts is deemed necessary.

NOTE 2 - CONCENTRATION OF CREDIT RISK

The Company's cash balances are insured by the Federal Deposit Insurance Corporation up to $100,000. There were no uninsured cash balances at December 31, 2003.

                                      ~7~

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                         CAROLINA TRUCK CONNECTION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

NOTE 3 - LONG-TERM DEBT

Long-Term Debt consists of the following at December 31, 2003:

Note payable to CitiCapital Commercial Corporation in 42 monthly payments of
$1,584 including interest at 8.12% through October, 2006.
Secured by two tractor trucks.                                                     $ 46,793

Note payable to CitiCapital Commercial Corporation in 30 monthly payments of
$1,704 including interest at 6.48% through November, 2005.
Secured by ten trailers.                                                             35,312

Note payable to CitiCapital Commercial Corporation in 42 monthly payments of
$723 including interest at 8.49% through November, 2006.
Secured by a tractor truck.                                                          21,914

Note payable to CitiCapital Commercial Corporation in 24 monthly payments of
$546 including interest at 8.53% through September, 2005.
Secured by a tractor truck.                                                          10,392

Note payable to CitiCapital Commercial Corporation in 36 monthly payments of
$1,110 including interest at 6.74% through September, 2006.
Secured by a tractor truck.                                                          34,399

Note payable to Land Transport, LLC in 60 monthly payments of $4,951 including interest at 7.0% through December, 2008.
Secured by a tractor truck.                                                         250,000
                                                                                   --------
  Total debt                                                                       $398,810
  Less: current portion                                                             102,441
                                                                                   --------
  Total long-term debt                                                             $296,369
                                                                                   ========

Future maturity on long-term debt is as follows:

  December 31, 2004                                                                $102,441
               2005                                                                 104,431
               2006                                                                  81,373
               2007                                                                  53,354
2008 and thereafter                                                                  57,211
                                                                                   --------
                                                                                   $398,810
                                                                                   ========

                                      ~8~

                         CAROLINA TRUCK CONNECTION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

NOTE 4 - LEASES

The Company leases its corporate facility from Puckridge Properties, which is owned by Larry Puckridge, a 50% shareholder, and his wife, at a rate of $1,500 per month. Rent paid for 2003 was $18,000. No formal lease agreement exists between the company and Puckridge Properties.

NOTE 5 - RELATED PARTY TRANSACTIONS

As stated in Note 4, the Company paid $18,000 in rent to an entity partially owned by one of its shareholders.

Robert A. Luther, a 50% shareholder, made unsecured working capital advances to the Company bearing no interest with no stated repayment terms. The balance outstanding on these advances was $3,550 at December 31, 2003.

Larry Puckridge, a 50% shareholder, made unsecured working capital advances to the Company bearing no interest with no stated repayment terms. The balance outstanding on these advances was $18,457 at December 31, 2003.

LAP Investments, owned by Larry Puckridge and his wife, made unsecured working capital advances to the Company bearing no interest with no stated repayment terms. The balance outstanding on these advances was $50,500 at December 31, 2003.

Mountain Motor Express, owned by Larry Puckridge, made unsecured working capital advances to the Company bearing no interest with no stated repayment terms. The balance outstanding on these advances was $58,376 at December 31, 2003.

Pro Am Trucking, owned by Robert A. Luther, made unsecured working capital advances to the Company bearing no interest with no stated repayment terms. The balance outstanding on these advances was $11,479 at December 31, 2003.

NOTE 6 - SUBSEQUENT EVENTS

On April 28, 2004 the Company's assets were purchased and the Company ceased freight hauling operations shortly thereafter.

                                      ~9~